Exhibit 99.01

Press Release
www.shire.com

Annual Information Update

April 2, 2012 – Shire plc (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company, announces its Annual Information Update in accordance with the requirements of Prospectus Rule 5.2. This is in relation to information that has been published or made available to the public between April 1, 2011 and March 31, 2012 (save for the final item under section 3 below which has been deemed as having been filed on March 31, 2011).

The information referred to in this Annual Information Update was correct at the time the information was published, but some information may now be out of date.  The information appears by way of record and the Company is under no obligation to update it.

1.	Announcements made via a RIS

The documents listed below were published via a Regulatory Information Service on or around the dates indicated.

30-Mar-12	Shire Announces Top-line Results of the PREVENT2 Trial
22-Mar-12	2011 Annual Report - DTR 6.3.5 Disclosure
15-Mar-12	Shire to acquire FerroKin BioSciences, Inc.
15-Mar-12	Shire Update on US BLA Filing for REPLAGAL®
06-Mar-12	PDMR Share Dealing
01-Mar-12	Total Voting Rights
01-Mar-12	Elections for Interim Dividend
29-Feb-12	Director/PDMR Share Dealings
28-Feb-12	PDMR Share Dealing
27-Feb-12	Director Declaration
24-Feb-12	PDMR Share Dealings
23-Feb-12	PDMR Share Dealings
22-Feb-12	Director/PDMR Share Dealings
09-Feb-12	Another strong year for Shire
01-Feb-12	Total Voting Rights
31-Jan-12	Full Year 2011 results date notification - Feb 9, 2012
23-Jan-12	Holding(s) in Company
05-Jan-12	VENVANSE Marketing Application accepted for review in EU
03-Jan-12	Total Voting Rights
30-Dec-11	Director/PDMR Shareholding
15-Dec-11	Shire plc Board and Committee Changes
14-Dec-11	Director/PDMR Shareholding
12-Dec-11	Director/PDMR Shareholding
01-Dec-11	Total Voting Rights
01-Dec-11	Director/PDMR Shareholding
24-Nov-11	Block listing six monthly return
21-Nov-11	Director/PDMR Shareholding
07-Nov-11	Director/PDMR Shareholding
02-Nov-11	PDMR Share Transactions
01-Nov-11	Total Voting Rights
01-Nov-11	Director Declaration
28-Oct-11	Continued strong product sales performance in Q3

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

13-Oct-11	3rd Quarter Results Notification
03-Oct-11	Total Voting Rights
30-Sep-11	Director/PDMR Shareholding
26-Sep-11	Director/PDMR Shareholding
01-Sep-11	Elections for Interim Dividend
01-Sep-11	Total Voting Rights
25-Aug-11	Regulatory Approval
12-Aug-11	Purchase of Shares by Employee Benefit Trust
11-Aug-11	Half Yearly Report
03-Aug-11	Director/PDMR Shareholding
02-Aug-11	Director/PDMR Shareholding
01-Aug-11	Director/PDMR Shareholding
01-Aug-11	Total Voting Rights
29-Jul-11	Holding(s) in Company
28-Jul-11	Shire’s quarterly revenues grow by 25%
27-Jul-11	Board Changes
15-Jul-11	Second quarter 2011 results date notification
07-Jul-11	Shire files lawsuit against Watson and Roxane
01-Jul-11	Shire files lawsuit against Sandoz and Amneal
01-Jul-11	Total Voting Rights
28-Jun-11	Shire completes acquisition of Advanced BioHealing, Inc.
24-Jun-11	Purchase of Shares by Employee Benefit Trust
21-Jun-11	Director/PDMR Shareholding
17-Jun-11	Director/PDMR Shareholding
01-Jun-11	Total Voting Rights
25-May-11	Shire receives VYVANSE(R) Paragraph IV Notice Letters
24-May-11	Block listing - Six Monthly Return
19-May-11	Shire receives VYVANSE(R) Paragraph IV Notice Letter
18-May-11	Shire to acquire Advanced BioHealing
09-May-11	Director/PDMR Shareholding
06-May-11	Purchase of Shares by Employee Benefit Trust
04-May-11	Director Declaration
03-May-11	Total Voting Rights
28-Apr-11	Shire delivers a strong first quarter performance
26-Apr-11	Result of AGM
20-Apr-11	Notice of Results
19-Apr-11	Holding(s) in Company
06-Apr-11	Shire files lawsuit against Watson Pharmaceuticals
01-Apr-11	Director/PDMR Shareholding
01-Apr-11	Total Voting Rights
01-Apr-11	Annual Information Update

2.	Documents filed with the Securities and Exchange Commission (“SEC”)

The Company submitted filings to the SEC in compliance with its obligations under national laws and rules dealing with the regulation of securities, issuers of securities and securities markets by virtue of having American Depository Shares admitted to trading on the NASDAQ.  Full details of these filings can be found on the SEC’s website at www.sec.gov.

3.	Documents filed with Companies Registry, Jersey

Date of Delivery	Document
24-Feb-12	Annual Return
17-May-11	Special Resolutions passed on April 26, 2011
31-Mar-11	Annual Report and Accounts for the year ended December 31, 2010

4.	Documents sent to Shareholders

The following documents were published and sent to shareholders, and are available on the Company’s website.

Date of Delivery	Document
22-Mar-12	Annual Report and Accounts for the year ended December 31, 2011
22-Mar-12	Notice of 2012 Annual General Meeting

A copy of this Annual Information Update and copies of the documents referred to in it can be obtained from the Deputy Company Secretary at the Company’s registered office.

Tony Guthrie
Deputy Company Secretary

For further information please contact:

Investor Relations
Eric Rojas	erojas@shire.com	+1 781 482 0999
Sarah Elton-Farr	seltonfarr@shire.com	+44 1256 894157

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit hyperactivity disorder, human genetic therapies, gastrointestinal diseases and regenerative medicine as well as opportunities in other therapeutic areas to the extent they arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in specialist markets with strong intellectual property protection and global rights.  Shire believes that a carefully selected and balanced portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.